UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of

 The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)

February 21, 2012

ATC Venture Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-68570	42-1523809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5929 Baker Road, Suite 400
Minnetonka, MN 55345
(Address of principal executive offices, including zip code)

(952) 215-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 21, 2012, the Company received a notice from the American Stock Exchange (“Amex”) notifying it that because of its inability to timely file its Quarterly Report on Form 10-Q for the year ended December 31, 2011, it was not in compliance with Sections 134 and 1101 of the continued listing requirements of Amex.  A copy of the Amex letter is furnished herewith as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits

Exhibit No.	Description
99.1 99.2	Press Release, dated February 27, 2012 Letter from American Stock Exchange, dated February 21, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATC VENTURE GROUP, INC.

By:	/s/ Robert Davis
Robert Davis
Chief Executive Officer, Chief Operating Officer and Chief Financial Officer

Date: February 27, 2012